EXHIBIT

                                      NAME



THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.


                            WARRANT TO PURCHASE STOCK


Corporation:                    EXTEN INDUSTRIES, INC., a Delaware Corporation
Number of Shares:               200,000
Class of Stock:                 Common
Initial Exercise Price:         $.10 per share
Issue Date:                     June 19, 2002
Expiration Date:                June 19, 2009 (Subject to Article 4.1)

         THIS WARRANT CERTIFIES THAT, in consideration of the payment of $1.00 and for other good and valuable consideration, (name), or his assignee ("Holder") is entitled to purchase the number of fully paid and nonassessable shares of the class of securities (the "Shares") of the corporation (the "Company") at the initial exercise price per Share (the "Warrant Price") all as set forth above and as adjusted pursuant to Article 2 of this warrant, subject to the provisions and upon the terms and conditions set forth in this warrant.


ARTICLE 1.        EXERCISE.
                  --------

         1.1      Method of  Exercise.  Holder  may  exercise  this  warrant  by
                  -------------------
delivering this warrant and a duly executed Notice of Exercise in substantially the form attached as Appendix 1 to the principal office of the Company. Unless Holder is exercising the conversion right set forth in Section 1.2, Holder shall also deliver to the Company a check for the aggregate Warrant Price for the Shares being purchased.

         1.2      Conversion  Right.  In  lieu of  exercising  this  warrant  as
                  -----------------
specified in Section 1.1, Holder may convert this warrant, in whole and not in part, into a number of Shares determined by dividing (a) the aggregate fair market value of the Shares or other securities otherwise issuable upon exercise of this warrant minus the aggregate Warrant Price of such Shares by (b) the fair market value of one Share. The fair market value of the Shares shall be determined pursuant to Section 1.3.

         1.3      Fair Market  Value.  The fair market value of the Shares shall
                  ------------------
be the average closing price of the Shares (or the closing price of the Company's stock into which the Shares are convertible) reported for the ten (10) trading day immediately before Holder delivers its Notice of Exercise to the Company.

         1.4      Delivery of Certificate and New Warrant. Promptly after Holder
                  ---------------------------------------
exercises or converts this warrant, the Company shall deliver to Holder certificates for the Shares.

         1.5      Replacement  of  Warrants.  On receipt of evidence  reasonably
                  -------------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of this warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this warrant, the Company at its expense shall execute and deliver, in lieu of this warrant, a new warrant of like tenor.

         1.6      Repurchase on Sale, Merger, or Consolidation of the Company.
                  -----------------------------------------------------------

                  1.6.1    "Acquisition."  For  the  purpose  of  this  warrant,
                            -----------
"Acquisition" means any sale, license, or other disposition of all or substantially all of the assets (including intellectual property) of the Company, or any reorganization, consolidation, or merger of the Company where the holders of the Company's securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction.

                  1.6.2    Assumption  of  Warrant.  If upon the  closing of any
                           -----------------------
Acquisition the successor entity assumes the obligations of this warrant, then this warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this warrant as if such Shares were outstanding on the record date for the Acquisition and subsequent closing. The Warrant Price shall be adjusted accordingly. The Company shall use reasonable efforts to cause the surviving corporation to assume the obligations of this warrant.

                  1.6.3    Nonassumption. If upon the closing of any Acquisition
                           -------------
the successor entity does not assume the obligations of this warrant and Holder has not otherwise exercised this warrant in full, then Holder shall be deemed to have been automatically converted pursuant to Section 1.2 and thereafter Holder shall participate in the Acquisition on the same terms as other holders of the same class of securities of the Company.


ARTICLE 2.        ADJUSTMENTS TO THE SHARES.
                  -------------------------

         2.1      Stock Dividends,  Splits, Etc. If the Company declares or pays
                  -----------------------------
a dividend on its common stock payable in common stock, or other securities, or subdivides the outstanding common stock into a greater amount of common stock, then upon exercise of this warrant, for each Share acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Shares of record as of the date the dividend or subdivision occurred.

         2.2      Reclassification,   Exchange   or   Substitution.   Upon   any
                  ------------------------------------------------
reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this warrant, Holder shall be entitled to receive, upon exercise or conversion of this warrant, the number and kind of securities that Holder would have received for the Shares if this warrant had been exercised immediately before such reclassification, exchange, substitution, or other event. The Company or its successor shall promptly issue to Holder a new warrant for such new securities. The new warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new warrant. The provisions of this Section 2.2 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

         2.3      Adjustments for Combinations,  Etc. If the outstanding  Shares
                  ----------------------------------
are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased.

         2.4      No  Impairment.  The Company  shall not, by  amendment  of its
                  --------------
Certificate of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this warrant by the Company, but shall at all times in good faith assist in carrying out all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder's rights under this Article against impairment. If the Company takes any action affecting the Shares or its common stock other than as described above that adversely affects Holder's rights under this warrant, the Warrant Price shall be adjusted downward and the number of Shares issuable upon exercise of this warrant shall be adjusted upward in such a manner that the aggregate Warrant Price of this warrant is unchanged.

         2.5      Certificate  as to  Adjustments.  Upon each  adjustment of the
                  -------------------------------
Warrant Price, the Company at its expense shall promptly compute such adjustment, and furnish Holder with a certificate of its Chief Financial Officer setting forth such adjustment and the facts upon which such adjustment is based. The Company shall, upon written request, furnish Holder a certificate setting forth the Warrant Price in effect upon the date thereof and the series of adjustments leading to such Warrant Price.

ARTICLE 3.        REPRESENTATIONS AND COVENANTS OF THE COMPANY.
                  --------------------------------------------

         3.1      Representations and Warranties.  The Company hereby represents
                  ------------------------------
and warrants to the Holder as follows:

                  (a) The initial Warrant Price referenced on the first page of this warrant is not greater than the fair market value of the Shares as of the date of this warrant.

                  (b) All Shares which may be issued upon the exercise of the purchase right represented by this warrant, and all securities, if any, issuable upon conversion of the Shares, shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws.

                  (c) The Company's capitalization table attached to this warrant is true and complete as of the Issue Date.

         3.2      Notice of Certain Events.  If the Company proposes at any time
                  ------------------------
(a) to declare any dividend or distribution upon its common stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend; (b) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights; (c) to effect any reclassification or recapitalization of common stock; or (d) to merge or consolidate with or into any other corporation, or sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve or wind up, then, in connection with each such event, the Company shall give Holder (1) at least 20 days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of common stock will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (a) and (b) above; and (2) in the case of the matters referred to in (c) and (d) above at least 20 days prior written notice of the date when the same will take place (and specifying the date on which the holders of common stock will be entitled to exchange their common stock for securities or other property deliverable upon the occurrence of such event).


ARTICLE 4.        MISCELLANEOUS.
                  -------------

         4.1      Term.  This warrant is exercisable in whole or in part, at any
                  ----
time and from time to time on or before the Expiration Date set forth above. If this warrant has not been exercised prior to the Expiration Date, this warrant shall be deemed to have been automatically exercised on the Expiration Date by "cashless" conversion pursuant to Section 1.2.

         4.2      Legends.  This  warrant  and the  Shares  (and the  securities
                  -------
issuable, directly or indirectly, upon conversion of the Shares, if any) shall be imprinted with a legend in substantially the following form:

THIS  SECURITY HAS NOT BEEN  REGISTERED  UNDER THE  SECURITIES  ACT OF 1933,  AS
AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

         4.3      Registration of Shares.  The Company shall use best efforts to
                  ----------------------
register the Shares under the Securities Act of 1933 within ninety (90) days of the Issue Date. Upon registration thereof, the legend referred to in section 4.2, above, may be removed.

         4.4      Compliance with Securities Laws on Transfer.  This warrant and
                  -------------------------------------------
the Shares issuable upon exercise of this warrant (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) , prior to registration thereof as set forth in Section 4.3, above, may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to an affiliate of Holder or if there is no material question as to the availability of current information as referenced in Rule 144(c), Holder represents that it has complied with Rule 144(d) and (e) in reasonable detail, the selling broker represents that it has complied with Rule 144(f), and the Company is provided with a copy of Holder's notice of proposed sale.



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

         4.5      Transfer Procedure.  Subject to the provisions of Section 4.4,
                  ------------------
Holder may transfer all but not less that all this warrant or the Shares issuable upon exercise of this warrant (or the securities issuable, directly or indirectly, upon conversion of the Shares, if any) by giving the Company notice that the warrant is being transferred setting forth the name, address and taxpayer identification number of the transferee and surrendering this warrant to the Company for reissuance to the transferee(s); provided, however, that Holder may transfer all or part of this warrant to its affiliates, at any time without notice to the Company, and such affiliate shall then be entitled to all the rights of Holder under this warrant and any related agreements, and the Company shall cooperate fully in ensuring that any stock issued upon exercise of this warrant is issued in the name of the affiliate that exercises the warrant. The terms and conditions of this warrant shall inure to the benefit of, and be binding upon, the Company and the holders hereof and their respective permitted successors and assigns.

         4.6      Notices. All notices and other communications from the Company
                  -------
to the Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company or the Holder, as the case may be, in writing by the Company or such Holder from time to time. All notices to the Holder shall be addressed as follows:

                          Gregory Szabo
                          425 5TH  Avenue, Suite 201
                          Escondido, CA 92025

         4.7      Waiver.  This  warrant  and any term  hereof  may be  changed,
                  ------
waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

         4.8      No Fractional  Shares or Scrip. No fractional  shares or scrip
                  ------------------------------
representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefore on the basis of the Warrant Price then in effect.

         4.9      Attorneys'  Fees.  In the  event of any  dispute  between  the
                  ----------------
parties concerning the terms and provisions of this warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys' fees.

         4.10     Governing Law. This warrant shall be governed by and construed
                  -------------
in accordance with the laws of the State of California, without giving effect to its principles regarding conflicts of law.

                                      EXTEN INDUSTRIES, INC.


                                      By:
                                         -------------------------------------

                                      Name:
                                           -----------------------------------

                                      Title:
                                            ----------------------------------


                                      By:
                                         -------------------------------------

                                      Name:
                                           -----------------------------------

                                      Title:
                                            ----------------------------------





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




                                   APPENDIX I


                               NOTICE OF EXERCISE
                               ------------------


         1.       The     undersigned      hereby     elects     to     purchase
 ______________________  shares  of the  ______________________  stock  of Exten
 Industries, Inc., pursuant to the terms of the attached warrant, and tenders herewith payment of the purchase price of such shares in full.

         1. The undersigned hereby elects to convert the attached warrant into shares in the manner specified in the warrant. This conversion is exercised with respect to _________________________ of the shares covered by the warrant.


         [Strike paragraph that does not apply.]


         2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

                  NAME

                  -----------------------
                  -----------------------
                  -----------------------
                  Or Registered Assignee


         3. The undersigned represents it is acquiring the shares solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.


 NAME or Registered Assignee


 ---------------------------
 (Signature)


 ---------------------------
 (Date)





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